Subsequent Event (Notes)	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Events
San Juan Sale
Subsequent to December 31, 2017, we sold our San Juan Gallup properties. See Note 3 for further discussion.
Credit Facility
On April 17, 2018, the Company entered into a Second Amendment to Second Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Administrative Agent, Lender and Swingline Lender and the other lenders party thereto (the “Credit Facility”). The Credit Facility, as amended, increases total commitments to $1.5 billion, increases the Borrowing Base to $1.8 billion, and extends the maturity date to April 17, 2023, subject to a springing maturity on October 15, 2021 if available liquidity minus outstanding 2022 notes is less than $500 million. Based on our current credit ratings, a Collateral Trigger Period applies which makes the Credit Facility subject to certain financial covenants and a Borrowing Base as described below. The Credit Facility may be used for working capital, acquisitions, capital expenditures and other general corporate purposes. The financial covenants in the Credit Facility may limit our ability to borrow money, depending on the applicable financial metrics at any given time.
Borrowing Base. During a Collateral Trigger Period, loans under the Credit Facility are subject to a Borrowing Base as calculated in accordance with the provisions of the Credit Facility. The $1.8 billion Borrowing Base will remain in effect until the next Redetermination Date as set forth in the Credit Facility and at this time, availability under the Credit Facility Agreement is limited by the total commitments of $1.5 billion. The Borrowing Base is recalculated at least every six months per the terms of the Credit Facility.
Terms and Conditions. The Credit Facility will initially be guaranteed by certain subsidiaries of the Company (excluding subsidiaries holding Midstream Assets and subsidiaries meeting other customary exclusion criteria), as Guarantors, and secured by substantially all of the Company’s and the Guarantors’ assets (including oil and gas properties), subject to customary exceptions and carve outs (which shall also exclude Midstream Assets and the equity interests of subsidiaries holding Midstream Assets). Such obligations shall terminate on the earlier of any applicable Collateral Trigger Termination Date (as described below) or the date on which all liens held by the Administrative Agent for the benefit of the secured parties are released pursuant to the terms of the Credit Facility.
The Collateral Trigger Termination Date is the first date following the date of the closing of the Credit Facility and the first date following any Collateral Trigger Date, as applicable, on which (i) the Company’s Corporate Rating is BBB- or better by S&P (without negative outlook or negative watch) or (ii) Baa3 or better by Moody’s (without negative outlook or negative watch), provided that the other of the two Corporate Ratings is at least BB+ by S&P or Ba1 by Moody’s.
Interest and Commitment Fees. Interest on borrowings under the Credit Facility is payable at rates per annum equal to, at the Company’s option: (1) a fluctuating base rate equal to the alternate base rate plus the applicable margin, or (2) a periodic fixed rate equal to LIBOR plus the applicable margin. The alternate base rate will be the highest of (i) the federal funds rate plus 0.5 percent, (ii) the Prime Rate, and (iii) one-month LIBOR plus 1.0 percent. As amended and during a Collateral Trigger Period, the applicable margin ranges from 0.25% to 1.25% per annum in the case of the alternate base rate, and from 1.25% to 2.25% per annum in the case of LIBOR. The Company is required to pay a commitment fee based on the unused portion of the commitments under the Credit Facility. As amended and during a Collateral Trigger Period, the commitment fee ranges from 0.375% to 0.500% per annum. The applicable margin and the commitment fees during a Collateral Trigger Period are determined by reference to a utilization percentage as set forth in the Credit Facility. The applicable margin and the commitment fee other than during a Collateral Trigger Period are determined by reference to the Company’s senior unsecured debt ratings.
Significant Financial Covenants.
Pursuant to the amendment, the Company is required to maintain:

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a ratio of Net Indebtedness to Consolidated EBITDAX for the most recent ended four consecutive fiscal quarters (excluding the first three quarters of 2018 which will use an Annualized Consolidated EBITDAX) of not greater than 4.25 to 1.00 as of the last day of the most recently ended Rolling Period; and

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a ratio of consolidated current assets (including the unused amount of the Aggregate Commitments) of the Company and its consolidated subsidiaries to the consolidated current liabilities of the Company and its consolidated subsidiaries as of the last day of any fiscal quarter of at least 1.0 to 1.0.

If a Collateral Trigger Termination Date occurs, other financial covenants would apply and replace those listed above.
See Note 9 for additional information on covenants related to our Credit Facility that were unchanged under the new amendment.
Debt Tender
During April 2018, we commenced cash tender offers to purchase up to $500 million aggregate principal amount of our outstanding 7.500% Senior Notes due 2020, 6.000% Senior Notes due 2022 and 8.250% Senior Notes due 2023. On April 17, 2018, using $540 million of proceeds from our San Juan Gallup disposition, we redeemed $329 million aggregate principal amount of the 2020 Notes and $171 million aggregate principal amount of the 2022 Notes.
See Note 9 for additional discussion related to our senior notes.